19 December, 2023

Lesaka Technologies Proprietary Limited
3rd Floor, President Place

Corner Jan Smuts Avenue &
Bolton Road

Rosebank

Email: patience.rolls@lesakatech.com / neild@connected.co.za

Attention: Ms Patience Rolls, Executive Head: Cash and ATM's

Dear Patience,

RE: AMENDMENT TO THE SENIOR FACILITY E AGREEMENT (AS DEFINED BELOW)

1. We refer to:

1.1. the written agreement entitled "Senior Facility E Agreement" entered into by and between FirstRand Bank Limited (acting through its Rand Merchant Bank Division ) as the Original Senior Facility E Lender ("Lender"); Lesaka Technologies Proprietary Limited, registration number 2002/031446/07, as Borrower ("Borrower"); each Guarantor listed in Schedule 1 thereto; and FirstRand Bank Limited (acting through its Rand Merchant Bank Division ) as the Facility Agent , originally dated 26 September 2018, and amended on or about 4 September 2019 and amended on 23 July, 2021 ("Facility E Agreement"); and

1.2. the written agreement entitled "Common Terms Agreement", dated on or about 21 July 2017 (as amended and/or reinstated from time to time), between, amongst others, the Borrower (as borrower), the Original Senior Facility E Lender (as Lender) and the Facility Agent, as amended from time to time ("Common Terms Agreement").

2. Unless the context indicates a contrary intention, capitalised terms and expressions used in this letter of amendment ("Amendment") and not defined, shall bear the meanings ascribed to them in Common Terms Agreement.

3. The Lender hereby amends the Facility E Agreement by decreasing the amount of the Available Commitment from R1,400,000,000 (one billion four hundred million Rand) to R900,000,000 (nine hundred million Rand), to the extent not cancelled, transferred or reduced under the Common Terms Agreement.

4. On and with effect from the date of signature of the last Party signing this Amendment doing so ("Signature Date"), any reference in a Finance Document to the "Senior Facility E Agreement" shall be a reference to that agreement as amended pursuant to this Amendment which may be amended and restated from time to time.

CORPORATE AND INVESTMENT BANKING

1 Merchant Place	PO Box 786273	Switchboard	+27 11 282 8000
Cnr Fredman Dr and Rivonia Rd	Sandton 2146	Website	rmb.co.za
Sandton 2196	South Africa

RMB a division of FirstRand Bank Limited, is an Authorised Financial Services and Credit Provider NCRCP20. Reg. No. 1929/001225/06.

5. The Borrower makes the following representations and warranties to the Lender, on the Signature Date:

5.1. It has the legal capacity and power to enter into and perform, and has taken all necessary action to authorise the entry into and performance of, this Amendment and the transactions contemplated by this Amendment;

5.2. No limit on its powers will be exceeded as a result of the borrowing, grant of security or giving of guarantees or indemnities contemplated by the Finance Documents to which it is a party;

5.3. The obligations expressed to be assumed by it in each Finance Document to which it is a party are legal, valid, binding and enforceable obligations;

5.4. Each Finance Document to which it is a party is in the proper form for its enforcement in the jurisdiction of its incorporation.

6. This Amendment is a Finance Document.

7. This Amendment and non-contractual obligations arising out of or in connection with it are governed by the laws of South Africa.

8. Except as otherwise provided in this Amendment, the Finance Documents remain in full force and effect without any amendment whatsoever.

9. The Facility E Agreement and this Amendment will, from the Signature Date, be read and construed as one document.

Yours sincerely

/s/ Wally Laurens 01/22/2024

…………………………………………
Name: Wally Laurens

for: FIRSTRAND BANK LIMITED

/s/ Gerard Jagga 01/22/2024

…………………………………………
Gerard Jagga

for: FIRSTRAND BANK LIMITED

RMB a division of FirstRand Bank Limited, is an Authorised Financial Services and Credit Provider NCRCP20. Reg. No. 1929/001225/06.

BY OUR SIGNATURES HERETO, WE HEREBY SIGNIFY OUR AGREEMENT TO THE AMENDMENTS SET OUT IN THIS AMENDMENT.

Accepted at Johannesburg. this 10th. day of January 2024

For and on behalf of: Lesaka Technologies Proprietary Limited

Naeem Kola	Lincoln Mali
Full name of duly authorised signatory	Full name of duly authorised signatory

Group CFO	CEO Southern Africa
Capacity / Office	Capacity / Office

/s/ Naeem E. Kola	/s/ Lincoln C. Mali
Signature (who warrants his/her authority)	Signature (who warrants his/her authority)

RMB a division of FirstRand Bank Limited, is an Authorised Financial Services and Credit Provider NCRCP20. Reg. No. 1929/001225/06.